UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 23, 2008

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On December 23, 2008, the shareholders of Prudential Bancorp, Inc. of Pennsylvania (the “Company”), the holding company for Prudential Savings Bank (the “Bank”) approved the Company’s 2008 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 565,369 shares of common stock of the Company may be granted to employees and non-employee directors of the Company, the Bank and Prudential Mutual Holding Company (the “MHC”), the parent mutual holding company for the Company.

Also, on December 23, 2008, the shareholders of the Company approved the Company’s 2008 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 226,148 shares of restricted common stock of the Company may be granted to employees and non-employee directors of the Company, the Bank and the MHC.

In order to fund the RRP, the related trust will purchase 226,148 shares of common stock of the Company in the open market.  Purchases will be made from time to time at the discretion of management.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Prudential Bancorp, Inc. of Pennsylvania 2008 Stock Option Plan (1)
10.2	Prudential Bancorp, Inc. of Pennsylvania 2008 Recognition and Retention Plan and Trust Agreement (1)
_________________

(1)	Incorporated by reference to the definitive proxy statement filed by Prudential Bancorp, Inc. of Pennsylvania with the Securities and Exchange Commission (“SEC”) on November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

By:	/s/Joseph R. Corrato
Name:	Joseph R. Corrato
Title:	Executive Vice President and Chief Financial Officer

Date: December 24, 2008

EXHIBIT INDEX

Number	Description
10.1	Prudential Bancorp, Inc. of Pennsylvania 2008 Stock Option Plan (1)
10.2	Prudential Bancorp, Inc. of Pennsylvania 2008 Recognition and Retention Plan and Trust Agreement (1)
_________________

(1)	Incorporated by reference to the definitive proxy statement filed by Prudential Bancorp, Inc. of Pennsylvania with the Securities and Exchange Commission (“SEC”) on November 26, 2008.